UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 15, 2010
Date of Report (Date of earliest event reported)
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-04311	11-1541330

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
25 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (516) 484-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
     On June 15, 2010, Pall Corporation issued a press release announcing the pricing of its public offering of $375 million aggregate principal amount of its 5.00% Senior Notes due 2020.
     The offering is scheduled to close on or about June 18, 2010.
     A copy of the press release is attached hereto as Exhibit 99 to this report and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99	Press Release of Pall Corporation dated June 15, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation
June 15, 2010	By:	/s/ FRANCIS MOSCHELLA
Francis Moschella
Vice President – Corporate Controller Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release of Pall Corporation dated June 15, 2010.